Exhibit 99.04
Southern Company
EPS Earnings Analysis
Three Months Ended September 2010

	Cents	Description

	0.02	Retail Sales

	0.11	Retail Revenue Impacts

	0.15	Weather

	(0.01)	Non-Fuel Revenues

	(0.15)	Non-Fuel O&M

	(0.07)	Depreciation & Amortization

	(0.01)	Taxes Other Than Income Taxes

	$0.04	Total Traditional Operating Companies

	(0.01)	Southern Power

	0.00	Parent and Other

	(0.04)	Increase in Shares

	($0.01)	Total Change in QTD EPS

Notes
-	Information contained in this report is subject to audit and adjustments. Certain classifications may be different from final results published in the Form 10-Q.